EXHIBIT 32

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, John Works, the Chief Executive Officer and Chief Financial Officer of Rancher Energy Corp., (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)
the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2006	By:	/s/ John Works

Name: John Works
Title: Chief Executive Officer and Chief Financial Officer